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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-45457) of our report dated March 19, 1999 with respect to the consolidated financial statements and schedule of Amscan Holdings, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP



Stamford, Connecticut
March 30, 1999